UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

August 31, 2007
Date of Report (Date of earliest event reported)

DJO INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1430 Decision Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 31, 2007, a purported shareholder class action lawsuit was filed in the California Superior Court, in the County of San Diego, on behalf of the public stockholders of DJO Incorporated (the “Company”), challenging the Company’s proposed merger with an affiliate of ReAble Therapeutics, Inc.  The complaint names the Company, ReAble Therapeutics, Inc. and the current members of the Company’s board of directors as defendants.  The complaint alleges, among other things, that the individual defendants breached their fiduciary duties of care, good faith and loyalty by approving the proposed merger with an allegedly inadequate price, without adequately informing themselves of the Company’s highest transactional value, and without adequately marketing the Company to other potential buyers.  The complaint also alleges that the individual defendants and the Company failed to make full and adequate disclosures in the preliminary proxy regarding the proposed merger.  The complaint also alleges that ReAble Therapeutics, Inc. aided and abetted the individual defendants’ alleged breach of fiduciary duties.  The lawsuit prays for: (a) a determination that the action is a proper class action, and that plaintiff is a proper class representative; (b) a declaration that the defendants have breached their fiduciary duties to plaintiff and the class and/or aided and abetted such breaches; (c) an injunction of the proposed merger and, if the merger is consummated, an order rescinding it; (d) an order requiring defendants to make corrective and complete disclosures; (e) compensatory and/or rescission damages as allowed by law; (f) interest, attorneys’ fees, expert fees and other costs; and (g) such other relief as the court may find just and proper.  A copy of the complaint filed is furnished as Exhibit 99.1 to this Current Report.  The Company believes that the lawsuit is without merit and intends to vigorously oppose it. The Company believes that one or more additional lawsuits of a similar nature will be filed.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger referred to in the complaint, the Company intends to file a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS THAT THE COMPANY MAY FILE WITH THE SEC IN THEIR ENTIRETY WHEN SUCH MATERIALS BECOME AVAILABLE, BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The final proxy statement will be mailed to the Company’s stockholders. Stockholders will be able to obtain free copies of the final proxy statement, as well as the Company’s other filings, without charge, at the SEC’s Web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from the Company by directing a request to: DJO Incorporated, 1430 Decision Street, Vista, CA, 92081, Attention: Mark Francois, Director of Investor Relations (Tel: 1-760-734-4766, Email: mark.francois@djortho.com).

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed merger referred to in the complaint. Information regarding the Company’s directors and executive officers is available in the Company’s 2006 Annual Report on Form 10-K, filed with the SEC on March 1, 2007 and the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement filed with the SEC in connection with the Special Meeting of Stockholders when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Class Action Complaint, filed on August 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJO INCORPORATED
(Registrant)

Date:	September 7, 2007	BY:	/s/ Donald M. Roberts
Donald M. Roberts
Senior Vice President, General Counsel and Secretary